SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2004

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      001-15167                 04-2836871
        --------                      ---------                 ----------
(State of Incorporation)          (Commission File           (I.R.S. Employer
                                       Number)            Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Shareholder Letter released by Biopure Corporation on February 27, 2004, filed herewith.

ITEM 9.   REGULATION FD DISCLOSURE

     On February 27, 2004, Biopure Corporation released its annual shareholder letter (the "Shareholder Letter"). The full text of the Shareholder Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is also available on the Company's website at www.biopure.com.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BIOPURE CORPORATION


Date:  February 27, 2004                 By: /s/ Ronald F. Richards
                                            --------------------------
                                             Ronald F. Richards
                                             Chief Financial Officer
                                             and Senior Vice President

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                                  EXHIBIT INDEX

99.1. Shareholder Letter released by Biopure Corporation on February 27, 2004, filed herewith.